UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2026

Snail, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices)

(310) 988-0643

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SNAL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On May 20, 2026, Snail, Inc., a Delaware corporation (the “Company”) filed an Amendment No. 1 (“Amendment No. 1”) to its prospectus supplement, dated August 7, 2025, and the accompanying base prospectus, dated September 20, 2024, contained therein (the “ATM Prospectus Supplement”) to increase the capacity of its existing “at-the-market” offering program (the “ATM”) to $3,660,000 of shares (the “Shares”) of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), which does not include the shares of Class A Common Stock having an aggregate sales price of $4,367,863 that were sold pursuant to the ATM Prospectus Supplement prior to the filing of Amendment No. 1. While the filing of Amendment No. 1 increases the available capacity under the ATM, the Company is under no obligation to issue any Shares pursuant to the program. The expanded facility is intended to enhance the Company’s financial flexibility, providing an efficient mechanism to access capital if, and when, deemed appropriate. Any utilization of the ATM will be at the discretion of the Company, taking into account prevailing market conditions and strategic priorities.

As previously disclosed, the ATM is conducted pursuant to the at the market offering agreement (the “Offering Agreement”), dated August 7, 2025 by and among the Company and H.C. Wainwright & Co. LLC (the “Sales Agent”). There can be no assurance that the Sales Agent will be able to complete future placements pursuant to the Offering Agreement, even if instructed to do so. The number of Shares that the Company may ultimately sell under the Offering Agreement, if it chooses to do so, will fluctuate based on a number of factors, including the market price of its common stock during the sales period, the limits it may set in any instruction to sell Shares, and the demand for its common stock during an applicable sales period.

Attached hereto as Exhibit 5.1 to this Current Report is the opinion of Blank Rome LLP relating to the legality of the issuance and sale of the Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
5.1	Opinion of Blank Rome LLP

23.1	Consent of Blank Rome LLP (contained in Exhibit 5.1 above)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026	SNAIL, INC.

	By:	/s/ Hai Shi
	Name:	Hai Shi
	Title:	Chief Executive Officer